UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 29, 1998
                                                        ------------------

                         Commission File Number 0-21884
                                                -------

                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                       59-1688986
              -------                                       ----------
(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                         Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                            -------------

             851 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events
         ------------

Incorporated by reference is the press release issued by the Registrant on September 29, 1998 concerning the Registrant's announcement of the approval by its Board of Directors of a share repurchase program of up to $100 million of its common stock. The press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibits

                  99       Press Release dated September 29, 1998.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     REXALL SUNDOWN, INC.

                                                     /s/ Damon DeSantis
                                                     ---------------------------
                                                     Damon DeSantis, President


September 29, 1998